SUBSEQUENT EVENT	12 Months Ended
Feb. 28, 2025
SUBSEQUENT EVENT
SUBSEQUENT EVENT

22.         SUBSEQUENT EVENT

In April 2025, the Company’s board of directors authorized to extend its share repurchase program launched in April 2021 by another 12 months. Pursuant to the extended share repurchase program, the Company may repurchase up to approximately $490.7 million of its common shares through April 30, 2026. After the announcement of the extension of the share repurchase program, the Company has repurchased 9,768,134 common shares at an aggregate consideration of approximately $307.2 million as of June 9, 2025.

In May 2025, the Company won a bid in a bankruptcy auction held under Chapter 11 of the U.S. Bankruptcy Code, and purchased certain assets of a reading and learning platform for children, with total consideration of approximately $95.5 million. The Company is in the process of determining the accounting treatment of this investment.